SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) September 3, 1999


        AEI REAL ESTATE FUND 85-A LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-14263                      41-1511293
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)



    (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On September 3, 1999, the Partnership purchased a 60.0% interest in a newly constructed Arby's restaurant in Hudsonville, Michigan from RTM Mid-America, Inc. The total cash purchase price of the land and building was approximately $1,102,000. The remaining interest in the property is owned by Net Lease Income & Growth Fund 84-A Limited Partnership, an affiliate of the Partnership. RTM Mid-America, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of properties.

Item 7. Financial Statements and Exhibits.

         (a) Financial  statements  of  businesses acquired.
             Not    Applicable.     Property    was    newly
             constructed.

         (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had acquired the property on January 1, 1998, the Partnership's Investments in Real Estate would have increased by $661,200 and its Current Assets
             (cash)  would  have decreased by  approximately
             $661,200.

             The Total Income for the Partnership would have increased from $549,406 to $591,122 for the year ended December 31, 1998 and from $219,887 to $228,837 for six months ended June 30, 1999 if the Partnership had owned the property during the periods.

             Depreciation Expense would have increased by $17,006 and $8,503 for the year ended December
             31, 1998 and the six months ended June 30, 1999, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $1,142,451 to $1,167,161 and from $131,319 to
             $131,766, which would have resulted in Net Income of $163.20 and $18.42 per Limited Partnership Unit outstanding for the year ended December 31, 1998 and the six months ended June 30, 1999, respectively.

         (c) Exhibits

               Exhibit  10.1 - Net  Lease  Agreement  dated
                               December  17,  1998  between
                               the   Partnership, Net Lease
                               Income & Growth  Fund   84-A
                               Limited Partnership and  RTM
                               Mid-America, Inc.   relating
                               to the property at 4633 32nd
                               Avenue, Hudsonville,Michigan
                               (incorporated by   reference
                               to  Exhibit  10.11  of  Form
                               10-KSB   filed    with   the
                               Commission on March 12, 1999).

         (c) Exhibits (Continued)

                Exhibit 10.2 - First Amendment  to Net Lease
                               Agreement dated September   3,
                               1998  between the Parntership,
                               AEI Net Lease  Income & Growth
                               Fund  XIX Limited Partnership,
                               AEI Real  Estate  Fund   XVIII
                               Limited  Partnership, AEI Real
                               Estate   Fund   XVII   Limited
                               Partnership    and     Champps
                               Entertainment,  Inc.  relating
                               to the property  at  301  West
                               Big Beaver Road, Troy, Michigan.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AEI REAL ESTATE FUND XV
                             LIMITED PARTNERSHIP

                             By: AEI Fund Management 86-A, Inc.
                                 Its:  Managing General Partner


Date:  September 15, 1998      /s/ Mark E Larson
                             By:   Mark E. Larson
                                 Its Chief Financial Officer